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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): April 23, 2007


                         Marketing Worldwide Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                000-50586               68-0566295
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 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)          Identification No.)


                 2212 Grand Commerce Dr., Howell, Michigan 48855
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (517) 540-0045


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 3.02       Unregistered Sales of Equity Securities

      On April 23, 2007, Marketing Worldwide Corporation (the "Registrant") sold 3,500,000 shares of its Series A Convertible Preferred Stock and certain common stock purchase warrants to Vision Opportunity Master Fund, Ltd. in a private placement for $3,500,000. Carter Securities, LLC of New York acted as placement agent. This transaction was exempt from registration under the Securities Act of 1933, based upon Section 4(2) for transactions by the issuer not involving any public offering. There was no general solicitation, no advertisement and resale restrictions were imposed by placing a Rule 144 legend on the stock certificates. The investor was an accredited investor had such knowledge and experience in business and financial matters that the investor was capable of evaluating the merits and risks of the prospective investment. The amount of the investment was reasonable in relation to the investor's net worth because it did not exceed 10% of the investor's net worth. Copies of the transaction documents and related press release are attached as Exhibits.

Item 9.01       Financial Statements and Exhibits

(a) EXHIBIT(S) DESCRIPTION

       Exhibits                     Page No.
       --------                     --------
       (4)(4) Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock
       (4)(5) Series A Common Stock Purchase Warrant dated April 23, 2007 (3,500,000 shares at $.70)
       (4)(6) Series B Common Stock Purchase Warrant dated April 23, 2007 (3,500,000 shares at $.85)
       (4)(7) Series C Common Stock Purchase Warrant dated April 23, 2007 (3,500,000 shares at $1.20)
       (4)(8) Series D Common Stock Purchase Warrant dated April 23, 2007 (2,500,000 shares at $.70)
       (4)(9) Series E Common Stock Purchase Warrant dated April 23, 2007 (2,500,000 shares at $.85)
       (4)(10) Series F Common Stock Purchase Warrant dated April 23, 2007 (2,500,000 shares at $1.20)
       (4)(11) Series J Common Stock Purchase Warrant dated April 23, 2007 (5,000,000 shares at $.70)
       (10)(22) Series A Convertible Preferred Stock Purchase Agreement dated April 23, 2007
       (10)(23)     Registration Rights Agreement dated April 23, 2007
       (10)(24)     Lockup Agreement dated April 23, 2007
       (99)(1)      Press Release dated April 26, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2007

                                        Marketing Worldwide Corporation



                                        /s/ James C. Marvin
                                        -------------------
                                        James C. Marvin, Chief Financial Officer


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                                  EXHIBIT INDEX

       Exhibits                     Page No.
       --------                     --------
       (4)(4) Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock
       (4)(5) Series A Common Stock Purchase Warrant dated April 23, 2007 (3,500,000 shares at $.70)
       (4)(6) Series B Common Stock Purchase Warrant dated April 23, 2007 (3,500,000 shares at $.85)
       (4)(7) Series C Common Stock Purchase Warrant dated April 23, 2007 (3,500,000 shares at $1.20)
       (4)(8) Series D Common Stock Purchase Warrant dated April 23, 2007 (2,500,000 shares at $.70)
       (4)(9) Series E Common Stock Purchase Warrant dated April 23, 2007 (2,500,000 shares at $.85)
       (4)(10) Series F Common Stock Purchase Warrant dated April 23, 2007 (2,500,000 shares at $1.20)
       (4)(11) Series J Common Stock Purchase Warrant dated April 23, 2007 (5,000,000 shares at $.70)
       (10)(22) Series A Convertible Preferred Stock Purchase Agreement dated April 23, 2007
       (10)(23)      Registration Rights Agreement dated April 23, 2007
       (10)(24)      Lockup Agreement dated April 23, 2007
       (99)(1)       Press Release dated April 26, 2007


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